Exhibit 10.1

SETTLEMENT AGREEMENT AND MUTUAL RELEASE

This Settlement Agreement and Mutual Release (this “Agreement”) is entered into as of April 4, 2019 (the “Effective Date”) by and among (i) Adler Hot Oil Holdings, LLC, a Delaware limited liability company, and Adler Hot Oil Holdings Liquidating Trust, a Minnesota trust, an assignee of Adler Hot Oil Holdings, LLC (collectively, “Seller”), (ii) Adler Hot Oil Service, LLC, a Delaware limited liability company (the “Company”), (iii) Enservco Corporation, a Delaware corporation (“Buyer”) and (iv) Spell Capital Mezzanine Partners SBIC, LP, a Delaware limited partnership (“Spell”), Aldine Capital Fund II, L.P., a Delaware limited partnership (“Aldine Capital”), Aldine SBIC Fund, L.P., a Delaware limited partnership (“Aldine SBIC”), EXMARQ Capital Partners, Inc., a Minnesota corporation (“Exmarq”), and United Insurance Company of America, an Illinois corporation (“Kemper” and together with Spell, Aldine Capital, Aldine SBIC and Exmarq, collectively the “Members”). The Seller and the Members are collectively referred to as the “Seller Parties” and Company and the Buyer are collectively referred to herein as the “Buyer Parties”. The Seller Parties and the Buyer Parties are collectively referred to herein as the “Parties”.

RECITALS

The Parties enter into this Agreement with reference to the following facts:

A.     The Parties (other than Adler Hot Oil Holdings Liquidating Trust) are the parties to a Membership Interest Purchase Agreement dated as of October 26, 2018 (the “Purchase Agreement”) under which Adler Hot Oil Holdings, LLC sold to Buyer all of the membership interests of the Company. The Purchase Agreement appoints Spell as the “Seller/Member Representative” to act as the representative of the Seller and the Members.

B.     Pursuant to the Purchase Agreement, the Buyer issued to Seller a Subordinated Promissory Note dated October 26, 2018 in the face amount of $4,800,000 (the “Subordinated Note”).

C.     Various disputes and disagreements have arisen between the Buyer Parties on the one hand, and the Seller Parties on the other hand. Subject to and on the terms of this Agreement, the Parties wish to resolve their disputes, to amend the Purchase Agreement and the Subordinated Note, and to release all claims, known and unknown, which any of the Seller Parties may have against any of the Buyer Parties, or which any of the Buyer Parties may have against any of the Seller Parties.

AGREEMENT

NOW, THEREFORE, in consideration of the mutual promises contained herein and other good and valuable consideration and intending to be legally bound hereby, the Parties agree as follows:

1.     Amendment of Purchase Agreement. As of the Effective Date, subject to Spell’s receipt on behalf of the Seller Parties of the payment referred to in the third paragraph of Section 2 below, the Purchase Agreement is hereby amended as follows:

(a)     the existing text of Section 2.02(f), regarding the $1 million Indemnity Holdback Payment, is hereby deleted and replaced by the words “[intentionally deleted]”;

(b)     the existing text of Section 2.02(h), regarding an earn-out payment of up to $1 million, is hereby deleted and replaced by the words “[intentionally deleted]”;

(c)     the existing text of Section 2.07, regarding the earn-out, is hereby deleted and replaced by the words “[intentionally deleted]”;

(d)     the existing text of Section 2.08, regarding the Indemnity Holdback Payment, is hereby deleted and replaced by the words “[intentionally deleted]”; and

(e)     in Section 2.02(g) of the Purchase Agreement, which refers to the Subordinated Note, the existing text reading “the principal sum of $4,800,000” is hereby amended to read “the principal sum of $4,500,000”.

2.     Amendment of Subordinated Note. As of the Effective Date, subject to Spell’s receipt on behalf of the Seller Parties of the payment referred to in the third paragraph of this Section 2, the Subordinated Note is hereby amended to change all references to “$4,800,000” in the Subordinated Note to “$4,500,000”, such that the provision in the second paragraph of the Subordinated Note referring to payment on March 31, 2019 of “all remaining outstanding principal” shall mean the principal sum of $3,500,000.

Spell acknowledges that on April 1, 2019 the Buyer paid to Spell for the account of the Members the sum of $1,500,000, consisting of $1,475,111.11 in principal and $24,888.89 in interest at the rate of 8% per annum on the sum of $3,500,000 from February 28, 2019 until April 1, 2019.

The Buyer agrees to pay Spell for the account of the Members on or before April 10, 2019 the remaining principal balance of $2,024,888.89, together with interest at the rate of 8% per annum on that remaining principal balance from April 1, 2019 until the date of the payment, and the Parties agree that such payment, if made, will constitute timely payment in full of all remaining amounts due under the Subordinated Note. Notwithstanding the previous sentence, if the Buyer is unable because of limitations on its cash on hand and borrowing availability to pay on or before April 10, 2019 the full amount of the remaining unpaid principal and interest, then on April 10, 2019 the Buyer shall pay Spell as much of the remaining unpaid principal and interest as the Buyer’s cash on hand and borrowing availability shall then permit, and the Buyer shall pay Spell all of the remaining unpaid principal and interest no later than the close of business on Friday, April 19, 2019, which payment, if made, will constitute timely payment in full of all remaining amounts due under the Subordinated Note. If all remaining unpaid principal and interest has not been paid on or before the close of business on April 19, 2019, this Agreement shall be void.

3.     Release by the Seller Parties. Each of the Seller Parties, for itself, its successors, assigns and affiliates, hereby releases each of the Buyer Parties, and each of the Buyer Parties’ past or current employees, officers, directors, stockholders, members, attorneys and agents, and their respective successors, predecessors, assigns, heirs, executors, administrators, attorneys, agents and representatives, from any and all demands, claims and causes of action, known or unknown, existing or that may exist, whether matured or unmatured, liquidated or unliquidated, absolute or contingent, suspected or unsuspected, at law, in equity or otherwise, arising out of or related to (i) the sale and purchase of the Company, (ii) the Purchase Agreement or the Ancillary Documents referred to therein, (iii) the Company, (iv) loans by any Seller Parties to the Company, or (v) the transactions or activities connected with any of the foregoing or any prior dealings of any of the Seller Parties, on the one hand, and the Buyer Parties on the other hand. Each of the Seller Parties acknowledges that it may hereafter discover facts different from or in addition to those now known or believed to be true with respect to such demands, claims or causes of action, and agrees that this Agreement and the above release are and will remain effective in all respects notwithstanding any such differences or additional facts. Notwithstanding the foregoing, nothing in this Section 3 of this Agreement shall release or discharge any claims arising from a breach of this Agreement or of the provisions of Sections 5.01 (Confidentiality), 5.02 (Non-Competition; Non-Solicitation), 5.04 (Books and Records), 5.06 (Employees and Employee Benefits), 5.07 (Further Assurances), 5.08 (Tail Policy) or Articles VI (Tax Matters) or IX (Miscellaneous) of the Purchase Agreement.

4.     Releases by the Buyer Parties. Each of the Buyer Parties, for itself, its successors, assigns and affiliates, hereby releases each of the Seller Parties, and each of the Seller Parties’ past or current employees, officers, directors, stockholders, members, attorneys and agents, and their respective successors, predecessors, assigns, heirs, executors, administrators, attorneys, agents and representatives, from any and all demands, claims and causes of action, known or unknown, existing or that may exist, whether matured or unmatured, liquidated or unliquidated, absolute or contingent, suspected or unsuspected, at law, in equity or otherwise, arising out of or related to (i) the sale and purchase of the Company, (ii) the Purchase Agreement or the Ancillary Documents referred to therein, (iii) the Company, (iv) loans by any of the Seller Parties to the Company, or (v) the transactions or activities connected with any of the foregoing or any prior dealings of any of the Seller Parties, on the one hand, and Buyer Parties on the other hand. Each of Buyer Parties acknowledges that it may hereafter discover facts different from or in addition to those now known or believed to be true with respect to such demands, claims or causes of action, and agrees that this Agreement and the above release are and will remain effective in all respects notwithstanding any such differences or additional facts. Notwithstanding the foregoing, nothing in this Section 4 of this Agreement shall release or discharge any claims arising from a breach of this Agreement or of the provisions of Sections 5.01 (Confidentiality), 5.02 (Non-Competition; Non-Solicitation), 5.04 (Books and Records), 5.06 (Employees and Employee Benefits), 5.07 (Further Assurances), 5.08 (Tail Policy) or Articles VI (Tax Matters) or IX (Miscellaneous) of the Purchase Agreement.

5.     Acknowledgments and Representations of Seller Parties. The Seller Parties each represent to each of the Buyer Parties that none of the Seller Parties has filed or otherwise initiated any legal, administrative or other proceedings against any of the Buyer Parties, or any of their respective stockholders, members, officers, employees or directors, and that they have not assigned, transferred or encumbered any of the rights waived or released hereunder. In the event any of the Seller Parties institutes or files or causes to be instituted or filed any action or proceeding to prosecute a claim that has been released by this Agreement, the Seller Parties will defend and indemnify each of the Buyer Parties from and against any loss or liability (including but not limited to reasonable attorneys’ and expert fees incurred, costs incurred or assessed, and judgments or settlements paid) incurred in connection with any such action or proceeding.

6.     Acknowledgments and Representations of Buyer Parties. The Buyer Parties each represent to each of the Seller Parties that none of the Buyer Parties has filed or otherwise initiated any legal, administrative or other proceedings against any of the Seller Parties, or any of their respective stockholders, members, officers, employees or directors, and that they have not assigned, transferred or encumbered any of the rights waived or released hereunder. In the event any of the Buyer Parties institutes or files or causes to be instituted or filed any action or proceeding to prosecute a claim that has been released by this Agreement, the Buyer Parties will defend and indemnify each of the Seller Parties from and against any loss or liability (including but not limited to reasonable attorneys’ and expert fees incurred, costs incurred or assessed, and judgments or settlements paid) incurred in connection with any such action or proceeding.

7.     Confidentiality. Except that any of the Parties may disclose the fact that the Parties have arrived at a mutually agreeable settlement, from and after the Effective Date, each of the Parties expressly agrees to keep the nature, terms and substance of this Agreement and all disputes among them to the date of this Agreement, strictly confidential, and to refrain from disclosing the same at any future time, or to any other person or party whatsoever, except: (a) to the extent required by law (including federal or state securities laws); (b) as may reasonably be necessary in the course of preparing and filing their income tax returns; (c) as may reasonably be necessary in the course of any legal proceedings; or (d) to actual or prospective lenders. Specifically exempted from this provision will be disclosure to a Party’s legal counsel and individuals who assist them in tax or financial advice and preparation, or disclosure pursuant to compelled process of law; provided, however, that such exceptions are conditioned upon the Parties instructing such individuals to abide by this confidentiality provision and obtaining from each such individual a commitment not to further disclose such information to any other person or entity whatsoever, with the recognition that such individuals’ breaches of this confidentiality provision could cause significant harm to the other Parties hereto.

8.     Non-Disparagement. From and after the date hereof, no Party (or its affiliates, stockholders, members, officers, directors, employees or agents) shall, in any way or to any person, entity or governmental or regulatory body or agency, denigrate or derogate any other Party or any of that other Party’s past or present affiliates, stockholders, members, officers, directors, employees, agents, products, services or procedures, whether or not such denigrating or derogatory statements shall be true and whether or not such statements are based on acts or omissions learned before or after the date hereof, or based on acts or omissions which occurred before or occur after the date hereof, or otherwise. A statement shall be deemed denigrating or derogatory to any person or entity if it materially adversely affects the regard or esteem in which such person or entity is held by others. This paragraph does not apply to the extent that any such statements are contained in testimony required by legal process, and are necessary to respond truthfully and accurately to a question posed pursuant to such process.

9.     Further Cooperation and Assurances. Each Party agrees to execute, acknowledge and deliver any and all documents and to undertake all acts reasonably necessary to carry out and perform its obligations hereunder.

10.     No Reliance on Representations by Other Parties. This Agreement is executed without reliance upon any representation by any of the Parties or their agents concerning the nature or extent of any damages or legal liability, and each Party has read the contents hereof, has been fully advised by counsel as to the consequences thereof, and has signed this Agreement as a free act. There are no warranties, representations or other agreements between the Parties in connection with the subject matter hereof, except as specifically set forth herein, and the Parties have not relied on any statements, representations, documents, agreements or warranties (other than those expressly set forth in this document) in executing this Agreement.

11.     No Admission. This Agreement is entered into for purposes of settlement and compromise only. Neither this Agreement nor anything contained herein, nor any act or thing done in connection herewith, is intended to be or shall be construed or deemed to be an admission or presumption by any Party of liability, fault or wrongdoing, or the existence or amount of any claimed damages, or of the admission or presumption by any party of any fact, allegation, claim or defense whatsoever.

12.     No Assignments. The Parties represent and warrant that they have not assigned any claim, right or interest relating to any of the released claims to any other person or entity, and they are each fully entitled to release the released claims in Sections 3 and 4 hereof.

13.     Independent Legal Advice and Authority. Each of the Parties to this Agreement hereby severally represents, warrants and agrees as follows:

(a)     Such Party executing this Agreement has received, to whatever extent it wishes, independent legal advice from its counsel regarding the meaning and legal effect of this Agreement, and regarding the advisability of making the agreements provided for herein, and executing this Agreement, and fully understands the same.

(b)     Such Party executing this Agreement has the full right, power and authority to enter into this Agreement, and this Agreement is a legal, valid and binding obligation of such Party hereto, enforceable in accordance with its terms.

14.     Tax Matters. Each of the Parties agrees that it will be solely liable for all of its own tax obligations arising from this Agreement and shall indemnify and hold harmless the other Parties from any tax obligations of the indemnifying Party arising from this Agreement that are sought to be imposed on any other Party.

15.     Costs and Attorneys’ Fees. The Parties shall bear their own respective attorneys’ fees, costs and expenses incurred in connection with their dealings with the other Parties, including but not limited to the negotiation of this Agreement and the disputes that are the subject of this Agreement.

16.     Integrated Agreement. This Agreement constitutes and contains the entire agreement and understanding among the Parties, and supersedes and replaces all prior and contemporaneous negotiations and agreements, proposed or otherwise, whether written or oral, concerning the subject matter hereof. There have been no representations, warranties, covenants or undertakings other than as expressly set forth herein.

17.     Waivers and Modifications Must Be in Writing. No waiver of any breach of any term or provision of this Agreement shall be construed to be, nor shall be, a waiver of any other breach of this Agreement. No waiver shall be binding unless in writing and signed by the Party against whom such waiver is sought to be enforced. No modification of this Agreement shall be effective unless in writing and signed by authorized representatives of all Parties.

18.     Provisions Severable. Each provision of this Agreement is intended to be severable. In the event any term or provision hereof is declared to be illegal or invalid for any reason whatsoever by an arbitrator or a court of competent jurisdiction, such illegality or invalidity shall not affect the balance of the terms and provisions hereof, which terms and provisions shall remain binding and enforceable.

19.     Captions. Captions used herein are for convenience only and shall not be deemed to be a part of this Agreement or be used to construe any of the provisions hereof.

20.     No Presumptions. Each Party agrees that, in any dispute regarding the enforcement, interpretation or construction of this Agreement, no presumption shall operate in favor of or against any Party hereto by virtue of its role in drafting or not drafting the terms and conditions set forth herein. Each Party and its attorney has had the opportunity to review and comment on drafts of this Agreement, and this Agreement shall in all respects be deemed to have been jointly drafted by the Parties.

21.     Binding on Successors. The provisions of this Agreement shall inure to the benefit of, and shall be binding upon, the heirs, executors, estates, administrators, assigns, and successors in interest of each of the Parties.

22.     Time of the Essence. The Parties understand and agree that time is of the essence in connection with all of the obligations set forth in this Agreement.

23.     Governing Law. This Agreement shall be construed according to and governed by the laws of the State of Colorado.

24.     Consent to Jurisdiction. THIS AGREEMENT MAY BE ENFORCED IN ANY FEDERAL COURT OR COLORADO STATE COURT SITTING IN THE CITY AND COUNTY OF DENVER, COLORADO; AND EACH PARTY HERETO CONSENTS TO THE JURISDICTION AND VENUE OF ANY SUCH COURT AND WAIVES ANY ARGUMENT THAT VENUE IN SUCH FORUM IS NOT CONVENIENT. IN THE EVENT ANY PARTY COMMENCES ANY ACTION IN ANOTHER JURISDICTION OR VENUE UNDER ANY TORT OR CONTRACT THEORY ARISING DIRECTLY OR INDIRECTLY FROM THIS AGREEMENT, ANY OF THE OTHER PARTIES AT ITS OPTION SHALL BE ENTITLED TO HAVE THE CASE TRANSFERRED TO THE JURISDICTION AND VENUE ABOVE-DESCRIBED, OR IF SUCH TRANSFER CANNOT BE ACCOMPLISHED UNDER APPLICABLE LAW, TO HAVE SUCH CASE DISMISSED WITHOUT PREJUDICE.

25.     Waiver of Trial by Jury. EACH PARTY HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVES ANY RIGHTS THAT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREIN, WHETHER SOUNDING IN CONTRACT, TORT OR OTHERWISE.

26.     Counterparts and Fax of PDF Signatures. This Agreement may be executed in counterparts, each of which shall be deemed an original and all of which taken together shall constitute a single instrument. Photographic copies of signed counterparts may be used in lieu of the originals for any purpose. A faxed or electronically transmitted signature shall have the same force and effect as an original ink signature.

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IN WITNESS WHEREOF, the Parties have executed this Settlement Agreement and Mutual Release as of the date above stated.

ADLER HOT OIL SERVICE, LLC, a Delaware limited liability company

By:     /s/ Ian Dickinson

Name:    Ian Dickinson

Title:      Manager

ADLER HOT OIL HOLDINGS, LLC, a Delaware limited liability company

By:__/s/ Stacy Harmsen_________

Name:     Stacy Harmsen

Title: President

ADLER HOT OIL HOLDINGS LIQUIDATING TRUST, a Minnesota trust

(assignee of ADLER HOT OIL HOLDINGS, LLC)

By:__/s/ Stacy Harmsen_________

Name:     Stacy Harmsen

Title: Trustee

SPELL CAPITAL MEZZANINE PARTNERS SBIC, LP, a Delaware limited partnership

By: SCMP Management I, LLC, General Partner

By:__/s/ Stacy Harmsen_________

Name:     Stacy Harmsen

Title: Managing Director

EXMARQ CAPITAL PARTNERS, INC., a Minnesota corporation

By:    /s/ Ryan McKinney

Name: Ryan McKinney

Title: President

ALDINE CAPITAL FUND II, L.P., a Delaware limited partnership

By: Aldine GP II, LLC, General Partner

By:   /s/ Albert L. Brahm

Name:    Albert L. Brahm

Title:     Vice President

ALDINE SBIC FUND, L.P., a Delaware limited partnership

By: Aldine SBIC Partners, LLC, General Partner

By:   /s/ Albert L. Brahm

Name:    Albert L. Brahm

Title:     Vice President

UNITED INSURANCE COMPANY OF AMERICA, an Illinois corporation

By:     /s/ Jonathan Wilson

Name:     Jonathan Wilson

Title:     Assistant Treasurer

ENSERVCO CORPORATION, a Delaware corporation

By:     /s/ Ian Dickinson

Name: Ian Dickinson

Title: President and Chief Executive Officer